                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):   January 10, 2001
                                                      -------------------


                          TRANS WORLD AIRLINES, INC.
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            (Exact name of registrant as specified in its charter)

                 Delaware                                                     43-1145889
   ---------------------------------------                       ----------------------------------
(State of other jurisdiction of incorporation)                  (IRS Employer Identification Number)

                                    1-7815
                          --------------------------
                           (Commission File Number)


_____________________________________________________________    _______________________________________
One City Centre, 515 N. Sixth Street, St. Louis, Missouri                          63101
       (Address of principal executive offices)                                 (Zip Code)


     Registrant's telephone number, including area code:   (314) 589-3000
                                                          -----------------
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Item 3.

          On January 10, 2001, Trans World Airlines, Inc. ("TWA") and certain of its U.S. based subsidiaries filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware, In re: Trans World
                                                      ------------------
Airlines, Inc., et. al., Case Nos. 010056 through 010082 (Bankr. D. Del.)
-----------------------
January 10, 2001. The petitions do not cover Con Fin, Inc., Constellation Finance, LLC, Royal Ambassador Insurance Company and TWA's foreign based subsidiaries.

Item 5.   Other Events.

          On January 7, 2001, the American Stock Exchange halted trading of TWA's common stock.

          On January 9, 2001, TWA entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with American Airlines, Inc. ("American") pursuant
                                                           --------
to which American will, upon the closing of such transaction, purchase substantially all of TWA's assets through a sale of assets consummated under
Section 363 of the Bankruptcy Code. A copy of the Asset Purchase Agreement is attached hereto as an exhibit. It is anticipated that if the transactions currently contemplated by the Asset Purchase Agreement are consummated, all of the proceeds of the sale shall be distributed to TWA's secured and unsecured creditors and that none of the proceeds will be available to holders of TWA's equity securities.

          In connection with its Chapter 11 filing, TWA obtained a commitment from American for up to $200 million in debtor-in-possession financing. On January 10, 2001, TWA issued a press release announcing the bankruptcy filing, the debtor-in-possession financing and the signing of the Asset Purchase Agreement. A copy of the press release is filed as an exhibit hereto.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          See the Index to Exhibits attached hereto.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized to execute this report.

                                        TRANS WORLD AIRLINES, INC.
                                        (Registrant)


Dated: January 17, 2001                 By:  /s/ Michael J. Palumbo
                                           --------------------------------
                                             Executive Vice President and
                                             Chief Financial Officer
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                               INDEX TO EXHIBITS

Exhibit
Number
------

2.1 Asset Purchase Agreement, dated as of January 9, 2001, by and between American Airlines, Inc. and Trans World Airlines, Inc.

99.1 Press release, dated as of January 10, 2001, announcing Trans World Airlines, Inc.'s sale of substantially all of its assets pursuant to the Asset Purchase Agreement, filing of bankruptcy and obtaining of debtor-in-possession financing.